Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
        Mark R. Ludviksen
        1001 Tahoe Blvd.
        Incline Village, NV 89451

5. Registrant's telephone number:  775.298-7500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2016 through
                              December 31, 2016


Item 1.  Report to Stockholders

Zazove Convertible Securities Fund, Inc.
Annual Report
December 31, 2016


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS (UNAUDITED)                           1-2

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                                            3

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      4
  Schedule of Investments                                5-9
  Statement of Operations                                 10
  Statements of Changes in Net Assets                     11
  Statement of Cash Flows                                 12
  Notes to Financial Statements                        13-23
  Financial Highlights                                    24

PROXY VOTING POLICIES,DIVIDEND REINVESTMENT PLAN
AND TAX INFORMATION (UNAUDITED)                           25

FUND EXPENSES (UNAUDITED)                                 26

INVESTMENT ADVISORY AGREEMENT APPROVAL
(UNAUDITED)                                               27

DIRECTORS AND OFFICERS (UNAUDITED)                        28

Zazove Convertible Securities Fund, Inc.
Relative Historical Returns (Unaudited)
For the Period Ended December 31, 2016

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the one year, five year, ten year and fifteen year periods ended December 31, 2016. As illustrated in the graph, during this period the Fund's return was +12.68%,+4.38%, +2.97%
and +7.40%, respectively, while the return of the S&P 500 was +11.95%, +14.66%, +6.94% and +6.69%, respectively, the return of the Russell 2000 Index was +21.28%, +14.45%, +7.07% and +8.49%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was +2.65%,
+2.23%, +4.34% and +4.58%, respectively.

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the period January 1, 1999 through December 31, 2016. As illustrated in the graph,during this period the Fund's cumulative return was +269.82%, while the return of the S&P 500 was +141.11%, the return of the Russell 2000 Index was +292.52% and the return of the Barclays
Capital U.S. Aggregate Bond Index was +133.10%.

The returns for the Zazove Convertible Securities Fund, Inc. are presented after all fees and expenses.The returns of the S&P 500 Stock Index, the Russell 2000 Stock Index and the Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Zazove Convertible Securities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ZazoveConvertible Securities Fund, Inc.
(the "Fund"), including the schedule of investments, as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight
Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zazove
Convertible Securities Fund, Inc. as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Chicago, Illinois
February 23, 2017


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS

Investments, at fair value
(cost $64,481,311)                                $  57,504,331
Cash and cash equivalents, at fair value
(cost $1,153,071)                                     1,153,071
Receivables:
  Interest                                              237,618
  Dividends                                              16,045
 Other Assets                                             1,015

     Total assets                                    58,912,080


LIABILITIES

Payables:
  Capital shares redeemed                             1,078,437
  Securities sold short,at fair value
    (proceeds $3,383,975)                             3,558,098
  Subscriptions received in advance                     115,749
  Transfer agency fees                                    7,125
  Custody fees                                              650
  Professional fees                                      51,650
  Dividends Fees                                          1,350
  Securities purchased                                  273,777

     Total liabilities                                5,086,836

NET ASSETS                                        $  53,825,244

Net Assets consist of:
  Common stock ($.01 par value; 25,000,000 shares      $ 32,258
  authorized;3,225,846 shares issued and outstanding)
  Paid-in surplus                                    63,349,946
  Accumulated net realized loss on investments
  and securities sold short                          (1,773,451)
  Accumulated  net investment loss                     (632,406)
  Net unrealized depreciation on investments
  and securities sold short                          (7,151,103)

NET ASSETS                                           53,825,244

NET ASSET VALUE PER SHARE
 (based on 3,225,846 shares outstanding)	         $16.69


See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2016

                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENTS - 107%

Convertible Preferred Stock - 12%
United States - 12%


Affiliated Managers Group,Inc. 5.150%        24,062     1,321,906
   Due 10-15-37
Bunge Limited 4.875%			     15,000     1,527,075
Chesapeake Energy 5.750% (144A) (b)             250       142,781
Cowen Group, Inc. 5.625%                        940       730,263
Iridium Communications 6.750%                 1,925       662,681
Iridium Communications 7.000%                 3,800       422,275
KeyCorporation 7.750%                         4,167       562,441
New York Community Bancorp Trust 6.000%      11,000       550,688
   Due 11-01-51
Schulman (A.) Inc. 6.000%                       400       346,000

Total Convertible Preferred Stock (cost $6,081,841)     6,266,110

Convertible Bonds - 82%

Canada-2%
B2Gold Corporation 3.250%
  Due 10-01-18                              525,000       531,563
Silver Standard Resources, Inc. 2.875%
  Due 02-01-33                              900,000       833,625

        Toal Canada                                     1,365,188

Germany-7%
Siemens AG (Reg S)                        3,000,000     3,532,500
  1.650% Due 08-16-19 (e)

Israel-4%
Teva Pharm (Series C) 0.250%              1,820,000     2,015,650
   Due 02-01-26 (d)


Norway-1%
Golden Ocean Group Limited (Reg S)           800,000     650,000
  3.070% Due 01-30-19 (e)


United States - 68%
Aceto Corporation 2.000%                     614,000      592,894
   Due 11-01-20
Air Lease Corporation 3.875%                 400,000      541,500
   Due 12-01-18
Alon USA Energy, Inc. 3.000%                 470,000      497,613
   Due 09-15-18
Altra Holdings, Inc.                         260,000      371,475
   2.750% Due 03-01-31
AmTrust Finanical Services, Inc.             205,000      176,684
   2.750% Due 12-15-44
Amyris, Inc. (144A) 6.500%                   730,000      438,000
   Due 05-15-19
Arconic, Inc. 1.625%                       1,330,000    1,379,942
   Due 10-15-19
Blackhawk Network Holdings, Inc              495,000      510,147
   (144A) 1.500% Due 01-15-22 (b)
Carriage Services 2.750%                     690,000      934,087
   Due 03-15-21
Ciena Corporation 3.750%                     650,000      880,652
   Due 10-15-18
Cinedigm Corporation (144A)                  570,000       85,500
   5.500% Due 04-15-35 (b)
Citrix Systems, Inc 0.500%                   940,000    1,087,345
   Due 04-15-19
Colony Financial, Inc. 3.875%              1,000,000    1,006,250
   Due 01-15-21 (d)
Corenergy Infrastructure Trust               900,000    1,014,750
   7.000% Due 06-15-20
Dycom Industries, Inc. 0.750%              1,030,000    1,123,318
   Due 09-15-21 (d)
EnerNOC, Inc. 2.250%                       1,325,000    1,053,375
   Due 08-15-19 (d)
Euronet Worldwide, Inc. 1.500%               900,000    1,048,500
   Due 10-01-44
Global Eagle Entertainment, Inc. 2.750%      225,000      177,469
   Due 02-15-35
Greenbrier Companies 3.500%                  900,000    1,129,500
   Due 04-01-18
Harmonic, Inc. 4.000%                      1,100,000    1,237,882
   Due 12-01-20
Iconix Brand Group, Inc.                     135,000      127,744
   1.500% Due 03-15-18
Intel Corporation (144A) 3.250%            1,100,000    1,942,160
   Due 08-01-39 (b)(d)
InterDigital, Inc. 1.500%                    180,000      244,584
   Due 03-01-20
Janus Capital Group, Inc. 0.750%             800,000    1,055,040
   Due 07-15-18
Johnson & Johnson                            580,000      918,604
   0.000% Due 07-28-20 (c)
KEYW Holding Corporation 2.500%              300,000      304,500
   Due 07-15-19 (d)
Laboratory Corporation of America Holdings   200,000      344,488
   0.000% Due 09-11-21 (c)(d)
LAM Research Corporation 1.250%              125,000      219,425
   Due 05-15-18
Liberty Media Corporation 1.375%           1,500,000    1,618,800
   Due 10-15-23
Medicines Company (144A) 2.750%              400,000      386,000
   Due 07-15-23 (b)
Molina Healthcare, Inc. 1.625%             1,025,000    1,168,500
   Due 08-15-44
NantHealth (144A) 5.500%                   1,100,000    1,105,500
   Due 12-15-21 (b)
PDL BioPharma, Inc. 2.750%                   950,000      779,000
   Due 12-01-21
Pernix Therapeutics Holdings                 530,000      135,150
   4.250% Due 04-01-21 9:54 AM 2/24/2017
Portfolio Recovery Associates, Inc. 3.000%   750,000      710,156
   Due 08-01-20
Priceline.com 1.000%                       1,210,000    1,905,085
   Due 03-15-18 (d)
Salesforce.com, Inc. 0.250%                1,370,000    1,594,406
   Due 04-01-18 (d)
Spectranetics Corporation 2.625%             615,000      638,831
   Due 06-01-34
Stillwater Mining Company                    825,000    1,055,484
   1.750% Due 10-15-32 (d)
TCP Capital Corporation (144A) 4.625%        290,000      290,740
   Due 03-01-22 (b)
Teligent, Inc. 3.750%                        749,000      702,187
   Due 12-15-19
Teradyne (144A) 1.250%                       300,000      317,820
   Due 12-15-23 (b)
TerraVia Holdings 6.000%                     180,000      117,900
   Due 02-01-18
TerraVia Holdings 5.000%                     690,000      310,500
   Due 10-01-19
Trinity Industries, Inc. 3.875%              920,000    1,183,350
   Due 06-01-36
Vishay Intertechnology, Inc. 2.250%           25,000       24,281
   Due 05-15-41
Vitamin Shoppe, Inc. 2.250%                  250,000      232,812
   Due 12-01-20
WebMD Health Corporation 1.500%              500,000      565,938
   Due 12-01-20
WebMD Health Corporation (144A) 2.625%       310,000      291,788
   Due 06-15-23 (b)
Workday, Inc. 1.500%                       1,000,000    1,103,800
   Due 07-15-20


        Total United States                            36,681,456

Total Convertible Bonds (cost $42,928,160)             44,244,794


Corporate Bonds - 3%
United States - 3%
MIG,LLC Senior Secured Notes 17.5000%,     5,158,766    1,547,630
    Due 12-31-16 (a)

Total Corporate Bonds (cost $4,303,511)                 1,547,630

Common Stock - 7%
United States - 5%
Cumulus Media, Inc. (c)                      204,759      208,854
Emmis Communication (c)                      170,000      576,300
Radio One, Inc. (class D) (c)                379,365    1,119,127
School Specialty, Inc. (c)                     6,777      745,470

      Total United States                               2,649,751

      Total Common Stock (cost $7,004,020)              3,553,973


WARRANTS - 3%
United States - 3%

Ashland Global Holdings, Inc.,
   $1000 strike price,expire 03-31-29 (c)      2,260         9,975
Bank of America, $12.94 strike price,
   expire 01-16-19 (c)                        50,000       497,500
General Motors Corporation-Class B,
  $18.33 strike price,expire 07-10-19 (c)     70,180     1,204,289
Kinder Morgan Energy Partners,
   $40 strike price, expire 05-25-17 (c)     920,000         5,060



      Total Warrants(cost $3,451,199)                   1,716,824

Put Options - 0%
United States - 0%

iShares Russell 2000,
   $140 put price, expire 9-15-17 (c)            125      150,000
SPDR S&P 500, $215 put price,
   expire 1-20-17 (c)                            350       22,050

      Total Put Options (cost $703,713)                   172,050

Escrow-0%
China-0%
Sino Forest Corpotation escrow (c)        1,180,000         2,950

     Total Escrow (cost $8,867)                             2,950

TOTAL INVESTMENTS (cost $64,481,311)                   57,504,331

SECURITIES SOLD SHORT - (7%) (c)
Common Stock - (7%)

United States - (7%)
Altra Holdings, Inc.                          (9,000)   $(332,100)
Bank of America                              (50,000)  (1,105,000)
Chesapeake Energy Corporation                 (9,900)     (69,498)
Corenergy Infrastructure Trust               (19,000)    (662,720)
Greenbrier Companies                         (17,000)    (706,350)
Harmonic, Inc.                               (73,000)    (365,000)
KEYW Holding Corporation                     (12,000)    (141,480)
PRA Group, Inc.                               (4,500)    (175,950)

TOTAL SECURITIES SOLD SHORT     (proceeds $3,383,975) $(3,558,098)



(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.
(e) Reg S securities are those offered and sold outside of the United States and thus are exempt from registration under Regulation S of the U.S. Securities Act of 1933. These securities are subject to restrictions on their sale.

    Percentages are based upon the fair value as a percent of net assets as of December 31, 2016.

See notes to financial statements.             (concluded)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016



INVESTMENT INCOME:
  Interest                                             $555,933
  Dividends                                             428,026
  Other                                                  26,991

      Total investment income                         1,010,950

EXPENSES:
   Custody Fees                                          12,208
   Director Fees                                         15,000
   Insurance expense                                      4,961
   Management fees                                      859,797
   Margin Interest                                       48,413
   Professional fees                                     57,429
   Transfer agency fees                                 108,652
   Dividend expense                                       1,350
   Other                                                 10,983

        Total expenses                                1,118,793


NET INVESTMENT LOSS                                   (107,843)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized loss on investments                   (1,093,584)
  Net realized loss on securities sold short            (24,170)
  Net change in unrealized depreciation
  of investments and securities sold short            7,320,123

     Net realized and unrealized gain from            6,202,369
     investments and securities sold short


NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $6,094,526


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2016 AND 2015


NET DECREASE IN NET ASSETS	                2016       2015
RESULTING FROM:

OPERATIONS:
Net investment (loss) income               $(107,843)    $135,397
Net realized (loss) gain on investments   (1,117,754)   1,364,930
   and securities sold short
Net change in unrealized depreciation      7,320,123  (14,890,225)
    of investments and securities
    sold short

Net increase (decrease) in net assets      6,094,526  (13,389,898)
  resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                (422,825)  (1,846,037)
From net capital gains                           0            0
Return of capital                                0            0

Net decrease in net assets resulting from (422,825)  (1,846,037)
   distributions to shareholders

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                  926,124      646,717
Reinvestment of distributions              411,977    1,818,642
Payments for shares redeemed            (5,340,494)  (8,207,380)

Net decrease in net                     (4,002,393)  (5,742,021)
 assets resulting from capital
 share transactions

NET INCREASE (DECREASE) IN NET ASSETS   1,669,308   (20,977,956)

NET ASSETS - Beginning of the year      52,155,936   $73,133,892

NET ASSETS - End of year               $53,825,244   $52,155,936

ACCUMULATED NET INVESTEMENT LOSS         $(632,406)  $  (652,526)



See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2016


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations $6,094,526 Adjustments to reconcile net increase in net assets resulting from operations to net cash provided
        by operating activities:
    Net change in unrealized depreciation                (7,320,123)
        of investments and securities sold short
    Net realized gain on investments and securities       1,117,754
        sold short
    Net amortization and accretion                          581,115
    Purchases of investment securities                  (64,770,470)
    Proceeds from sale of investment securities          66,917,158
    Purchases of securities sold short                     (446,913)
    Proceeds from sale of securities sold short           3,806,714
    Changes in assets and liabilities:
      Decrease in receivablesand other assets                61,100
      Decrease in payables                                   (7,000)

           Net cash provided by operating activities      6,033,861

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold                                 931,792
  Payments for shares redeemed                           (6,860,986)
  Payments for distributions to shareholders,               (10,848)
     net of reinvestments


           Net cash used in financing activities          (5,940,042)

NET INCREASE IN CASH AND CASH EQUIVALENTS                     93,819

CASH AND CASH EQUIVALENTS - Beginning of year              1,059,252

CASH AND CASH EQUIVALENTS - End of year                   $1,153,071

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for interest               $   48,413


See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2016


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a diversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are stated in United States dollars. The Fund is an investment company and follows accounting and reporting guidance within Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946, Financial Services-Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates-The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments-The valuation of the Fund's investments is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors. Investments are recorded at fair value.

Common stock, certain convertible preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markets in such securities.

Securities for which market quotations are not available are valued at fair value as determined in good faith by the Investment
Advisor with the oversight of the Board of Directors pursuant to Board of Directors' approved procedures. In such cases, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models enterprise valuation analysis, comparable security analysis and conversion value.


Cash and Cash Equivalents-Cash and cash equivalents represents cash held by the Fund's custodian in the amount of $1,176, cash held by the Fund's prime broker in the amount of $291,928 and cash collateral held by the Fund's prime broker in the amount of $859,967. Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB Bank, N.A.) for this purpose. In addition, the Fund has established an account with a prime broker (Citigroup) for the purpose of purchasing securities on margin.
At December 31, 2016, the Fund did not have a margin account balance for securities purchased on margin. The Fund pledges sufficient cash and securities as collateral for the margin account, if any, held by the custodian. As the valuation of such securities fluctuates, the Fund may be required to pledge additional securities as collateral.

Investment Transactions and Income-Security transactions are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income and expense is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and bond premium is amortized over the expected maturity of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications - Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and Investment Advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties.
The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.

New Accounting Pronouncement-In November 2016, FASB issued
Accounting Standards Update No. 2016-18, Restricted Cash
("ASU 2016-18"). ASU 2016-18 amends Accounting Standards
Codification 230, Statement of Cash Flows, to require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents and the amounts generally described as restricted cash.
Therefore, amounts generally described as restricted cash should be included with cash and cash equivalents when recording the beginning of year and end of year amounts shown in the statement of cash flows.
Amendments are effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Fund elected to early adopt
ASU 2016-18 for the year ended December 31, 2016.
As a result, all cash, cash equivalents and cash collateral is recorded in the ending balance on the statement of cash flows.


3.   FAIR VALUE MEASUREMENTS

FASB ASC Topic 820, Fair Value Measurement ("Topic 820"), defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments as of December 31, 2016:

                            Level1      Level2      Level3      Total
Convertible Preferred
   Stock                  $562,441  $5,703,669          $0   $6,266,110
Convertible Bonds                0  44,244,794           0   44,244,794
Corporate Bonds                  0           0   1,547,630    1,547,630
Common Stock             1,904,281     767,564     882,128    3,553,973
Warrants                 1,706,849           0       9,975    1,716,824
Put Options                172,050           0           0      172,050
Escrow                           0           0       2,950        2,950


Total Investments       $4,345,621 $50,716,027 $2,442,683  $57,504,331

The following table summarizes the Fund's common stock industry concentrations as of December 31, 2016:

                         Level1          Level2       Level3     Total
Metals & Mining    $          0               0      882,128   $882,128
 Excluding Steel
Forestry & Paper              0          22,094            0     22,094
Cable & Satellite TV    785,154               0            0    785,154
Media-Diversified     1,119,127               0            0  1,119,127
Retail-Specialty              0         745,470            0    745,470

Total Common Stock  $1,904,281         $767,564     $882,128  3,553,973

The following table summarizes the inputs used to value the Fund's securities sold short as of December 31, 2016:


                            Level1    Level2       Level3     Total
Common Stock
Banking                 $1,105,000        $0           $0  $1,105,000
Energy-Exploration &
 Production                 69,498         0            0      69,498
Gas Distribution           662,720         0            0     662,720
Investments & MIsc
 Finanical Services        175,950         0            0     175,950
Machinery                  332,100         0            0     332,100
Software/Services          141,480         0            0     141,480
Tech Hardware & Equipment  365,000         0            0     365,000
Transport Infastructure/
 Services                  706,350         0            0     706,350
Total securities
  sold short            $3,558,098        $0           $0  $3,558,098



The following is a reconcilation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                  Corporate       Common        Term
                                    Bonds          Stock        Loan
Balance as of December 31, 2015   $1,547,630    $329,438   $1,282,534
Realized gain(loss)                      0             0        1,536
Net change in appreciation               0       522,690       17,517
   (depreciation)
Purchases                                0             0            0
Sales/return of capital                  0             0   (1,301,587)
Transfers into Level 3                   0             0            0
Transfers out of Level 3                 0             0            0

Balance as of December 31, 2016  $1,547,630     $882,128           $0



                                  Warrants      Escrow
Balance as of December 31, 2015         $0       $ 2,242
Realized gain                            0             0
Net change in appreciation               0           708
   (depreciation)
Purchases                                0             0
Sales/return of capital                  0             0
Transfers into Level 3               9,975             0
Transfers out of Level 3                 0             0

Balance as of December 31, 2016     $9,975        $2,950


For the year ended December 31, 2016, the net change in appreciation (depreciation) included in net assets related to Level 3 investments still held at the reporting date are as follows:

Corporate   Common
  Bonds      Stock      Warrants    Escrow
  $0       $552,690     $(1,381)    $708


The Fund's policy is to recognize transfers between Levels at the end of the reporting period. For the year ended December 31, 2016, there were no transfers between Levels 1 and 2.


For the year ended December 31, 2016, a warrant was transferred to Level 3 as a result of a recapitalization during the year ended December 31, 2016.

Topic 820 requires the following disclosures about fair value measurements of assets and liabilities classified as Level 3 within the fair value hierarchy: the valuation process used by the reporting entity and quantitative information about the unobservable inputs used in a fair value measurement.

The following table presents the quantitative information about the significant unobservable inputs and valuation techniques utilized to determine the fair value of the Fund's Level 3 investments as of December 31, 2016. The table includes Level 3 investments with values derived from third parties. Such investments are primarily based on broker/dealer quotes for which there is a lack of transparency as to inputs used to develop the valuations. The quantitative detail of these unobservable inputs is neither provided nor reasonably available to the Fund.


		  Fair Value at  Valuation     Unobservable   Amount/
Description    December 31, 2016  Technique     Inputs         Range

Assets:
Corporate Bonds $1,547,630     Discount to     Impact of
                                 enterprise    recapitalization
                                 valuation     and liquidity
                                 analysis                      40%
Common Stock      $882,128     Discount to     Liquidity       50%
                                  comparable   Discount
                                  securities

Warrant             $9,975     Discount to     Liquidity
                                Black-sholes   Discount
                               pricing model                  50%
Escrow              $2,950     Broker quote


The significant unobservable input used in the fair value measurement of the Fund's Level 3 convertible bonds is a discount for lack of liquidity. A significant and reasonable increase or decrease in the liquidity discount would result in a significant decrease or increase in the fair value measurement.

The valuation process of Level 3 securities follows the valuation of investments policy as disclosed in footnote 2.



4. DERIVATIVES AND HEDGING

The Fund follows the provisions of FASB ASC topic 815, Derivatives and Hedging ("Topic 815"), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivative agreements.

As of and for the year ended December 31, 2016, the Fund held warrants which are considered derivative instruments under Topic 815.
Warrants are convertible at the holder's option into a fixed number of shares of the issuer's common stock upon payment of the exercise price and are treated as convertible securities by the Fund.
Warrants held by the Fund were either purchased or received pursuant to a restructuring or exchange transaction. Equity price is the primary risk exposure of warrants. The fair value of warrants as of December 31, 2016 was $1,716,824 and is included in investments on the statement of assets and liabilities.

During the year ended December 31, 2016, the Fund held call options which are considered derivative instruments under Topic 815. Call options are an agreement that gives the Fund the right (but not the obligation) to buy a common stock, bond, commodity or other instrument at a specified price within a specified time period. Equity price is the primary risk exposure of call options. The Fund did hold any call options as of December 31, 2016.

As of and during the year ended December 31, 2016, the Fund held put options which are considered derivative instruments under Topic 815. Put options are an agreement that gives the Fund the right (but not the obligation) to sell a common stock, bond, commodity or other instrument at a specified price within a specified time period. Equity price is the primary risk exposure of put options. The fair value of put options as of December 31, 2016 was $172,050 and is included in investments on the statement of assets and liabilities.

Realized gains and losses on derivative instruments are included in net realized loss on investments on the statement of operations. Change in unrealized appreciation (depreciation) on derivative instruments is included in net change in unrealized depreciation of investments on the statement of operations.
The following table summarizes the net realized loss and net change in unrealized depreciation on derivative instruments for the year ended December 31, 2016:

                                       Change in Net
                 Net Realized       Unrealized Appreciation
Derivative        Gain (loss)         (Depreciation)
Warrants          $194,442             $157,543
Call Options      (168,360)              58,960
Put Options              0             (531,663)
                   $26,082             ($315,160)


The following table summarizes transactions in derivative contracts for the year ended December 31, 2016:

                                    Call         Put
                       Warrants   Options     Options
Held as of
 December 31, 2015   1,056,356      400          0
Purchased               56,310        0        475
Sold/exercised         (70,226)    (400)         0

Held as of
 December 31,2016     1,042,440       0        475

FASB ASU No. 2011-11, Balance Sheet (Topic 210):
Disclosures about Offsetting Assets and Liabilities
("ASU 2011-11"), requires entities to disclose both gross and net information for recognized derivative instruments and financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and
Liabilities ("ASU 2013-01"), clarifies that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASC Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
As of and for the year ended December 31, 2016, the Fund did not hold any derivative instruments that would require disclosure under ASU 2013-01.



5.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Upon approval of the Board of Directors, shares may be purchased as of the first business day of each month at the then net asset value per share. All subscription funds received after the first business day of the month will be tracked as subscriptions received in advance until the beginning of the following month, at which time shares will be issued and the subscription will be recorded as a component of net assets.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. On November 18, 2016, the Fund offered to repurchase shares as of December 31, 2016, which are reflected as capital shares redeemed on the statement of assets and liabilities. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees charged during 2016.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the net asset value on the ex-distribution date unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Changes in Shares Outstanding        2016             2015

Shares sold                        60,449             35,856
Shares issued from reinvestment    25,151            116,281
of distributions
Shares redeemed                  (352,666)          (494,068)

Net (decrease) increase          (267,066)          (341,931)

Shares outstanding at the
beginning of year               3,492,912          3,834,843

Shares outstanding at the
end of the year                 3,225,846          3,492,912


6.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor and fund accountant pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor and fund accountant of the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


As of December 31, 2016, certain employees and affiliates of the Investment Advisor held 11.51% of the outstanding shares of the Fund.

Transactions with related parties were conducted on terms equivalent to those prevailing in an arm's length trancaction.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor received
$5,000 for their service to the Fund during 2016.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

7.   INCOME TAXES


FASB ASC Topic 740, Income Taxes ("Topic 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2013-2016 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Book to tax differences are primarily attributable to tax rules regarding contingent payment debt instruments and market discount bonds.
To the extent these book to tax differences are permanent in nature, such amounts are reclassified among paid-in surplus, accumulated undistributed net realized gain (loss) on investments and accumulated net investment income (loss). Accordingly, at December 31, 2016, reclassifications were recorded to decrease accumulated undistributed net investment loss by $550,788, increase accumulated net realized losses on investments and securities sold short by $550,790 and increase paid-in surplus by $2.

At December 31, 2016, the Fund had undistributed ordinary income in the amount of $7,244 and no undistributed short term capital gains or undistributed long term capital gains for federal income tax purposes.

At December 31, 2016, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:



  Cost of investments on Statement of Assets
  and Liabilities                                $64,481,311

  Amortization and accretion cost adjustments
  not included in tax cost basis                     740,371

  Contingent payment debt instrument cost
  adjustments for tax purposes                       539,331

  Market discount bond cost adjustments
  for tax purposes                                   246,551

  Cost of investments for tax purposes           $66,007,564

  Proceeds of securities sold short on             3,383,975
  Statement of Assets and Liabilities

  Gross tax unrealized appreciation                3,876,440
  Gross tax unrealized depreciation              (12,553,796)

  Net tax unrealized depreciation on investments $(8,677,356)


8. DISTRIBUTIONS TO SHAREHOLDERS

On August 4, 2016, the Fund's directors declared a dividend payable December 1, 2016 to shareholders of record on November 18, 2016. The December 1, 2016 dividend payment was
$0.13 per share.

The character of distributions paid during the years ended
December 31, 2016 and 2015 for federal income tax purposes were as follows.

                              2016                2015
Distributions paid from net
investment income and
short-term capital gains     $422,825          $1,846,037
Distributions paid from
long term capital gains             0                   0
Return of Capital                   0                   0
Total distributions paid     $422,825          $1,846,037


9.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments were $64,376,695 and $69,760,795, respectively. There were no purchases or sales of long-term U.S. government securities.

10.   OFF-BALANCE-SHEET AND CONCENTRATION OF RISKS

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long positions.

At December 31, 2016, the Fund's investments by industry concentrations (as a percentage of net assets) were as follows:


Software & Services                     15.9%
Pharmaceuticals                          9.0%
Diversified Capital Goods                8.8%
Electronics                              5.1%
Investments & Misc. Financial Services   5.0%
Media - Diversified                      5.0%
Metals & Mining Excluding Steel          4.6%
Tech Hardware & Equipment                3.9%
Transport Infrastructure & Services      3.3%
Media Content                            3.0%
Banking                                  3.0%
Food & Drug Retailers                    2.8%
Aerospace & Defense                      2.6%
Cons/Comm/Lease Financing                2.3%
Automakers                               2.2%
Managed Care                             2.2%
Building & Construction                  2.1%
Specialty Retail                         2.1%
Telecom - Satellite                      2.0%
Electric-Distr/Trans                     2.0%
Support-Services                         1.9%
Gas Distribution                         1.9%
REITs                                    1.9%
Cable & Satellite TV                     1.8%
Health Services                          1.7%
Precious Metals                          1.5%
Brokerage                                1.4%
Personal & Household Products            1.3%
Medical Products                         1.2%
Oil Refining & Marketing                 0.9%
Integrated Energy                        0.8%
Food - Wholesale                         0.8%
Machinery                                0.7%
Chemicals                                0.7%
Health Facilities                        0.6%
P&C                                      0.3%
Mutual Funds                             0.3%
Energy - Exploration & Production        0.3%
Forestry/Paper                           0.0%

At December 31, 2016, the Fund's securities sold short by industry concentrations
(as a percentage of net assets) were as follows:


Banking                                 -2.1%
Transport Infrastructure/Services       -1.3%
Gas Distribution                        -1.2%
Tech Hardware & Equipment               -0.7%
Machinery                               -0.6%
Investments & Misc Financial Services   -0.3%
Software/Services                       -0.3%
Energy - Exploration & Production       -0.1%


11.   SUBSEQUENT EVENTS

In accordance with FASB ASC Topic 855, Subsequent Events, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Management has determined that there are no material events that would require disclosure in the Fund's financial statements.


                        * * * * *
ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Five-Year Period Ended December 31, 2016


                                2016       2015       2014    2013    2012
Net Asset Value-
 Beginning of Year              $14.93     $19.07     $20.55  $19.18  $17.36

INCOME FROM INVESTMENT
 OPERATIONS:

Net investment income(loss)(a)   (0.03)      0.04       0.09    0.16    0.28
Net realized and
 unrealized gains or
 losses on investments           1.92      (3.66)     (0.55)   3.09    2.94

Total from investment
 operations                      1.89      (3.62)     (0.46)   3.25    3.22

Less distributions
to shareholders:

From net investment
income and short term
capital gains                    (0.13)      (0.52)    (0.02)  (0.59)  (0.95)
From net
capital gains                     0.00        0.00     (0.96)  (1.29)  (0.45)
Return of capital                 0.00        0.00     (0.04)   0.00    0.00

Total distributions
to shareholders                  (0.13)      (0.52)    (1.02)  (1.88)  (1.40)
Net Asset Value-
 End of year                     $16.69      $14.93    $19.07  $20.55  $19.18

TOTAL RETURN(b)                  12.68%    (19.11)%   (2.27)% 17.02%  18.88%


RATIOS/SUPPLEMENTAL DATA:

Net assets-
end of year         $53,825,244  $52,155,936  $73,133,892 74,147,676 $66,525,082
Ratio of expenses
to average net
assets(c)             2.18%        2.27%         2.20%     2.33%       2.30%
Ratio of net
investment income
to average net
assets               (0.21)%     0.20%       0.44%       0.75%       1.49%
Portfolio turnover
rate                  126%         89%          81%       100%         68%

(a) Net investment income(loss) allocated based on average shares method.
(b) Total return assumes reinvestment of all dividends and distributions.
(c) Ratio of expenses to average net assets is determined including margin interest. The ratio excluding margin interest, which is a cost of capital, was 2.09%, 2.01%,1.85%, 1.96%, and 1.99%,for the years ended December 31, 2016, 2015, 2014, 2013,and 2012, respectively.

See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
PROXY VOTING POLICIES (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.


DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Distributions from the Fund are recorded on the ex-distribution date. Pursuant to the Fund's Dividend Reinvestment Plan
("DRIP"), all ordinary and capital gain distributions are reinvested in Shares at the then prevailing net asset value.
Each Shareholder is automatically included in the DRIP unless the Fund receives a written request from the Shareholder to receive such distributions in cash, or cash and stock. In order to determine the number of shares to be received by each Shareholder that participates in the DRIP, the aggregate ordinary and capital gain distribution allocated to the Shareholder that is to be reinvested is divided by the Fund's Net Asset Value per share immediately after giving effect to the aggregate amount of the dividend distribution declared by the Fund. For federal income tax purposes, dividends paid by the Fund are taxable whether received in cash or reinvested in additional Shares pursuant to the DRIP. There are no fees, commissions or expenses associated with the participation in the DRIP and Shareholders may elect to terminate their participation in the DRIP by written request to the Fund. Additional information regarding the Dividend Reinvestment Plan may be obtained by contacting the Investment Advisor at 847.239.7100.

TAX INFORMATION (UNAUDITED)

For corporate shareholders, 36.4% of the distributions qualify for the dividends received deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief
Reconciliation Act of 2003. For the Year ended December 31, 2016,
36.4% of the dividends paid from net investment income from the Fund is designated as qualified dividend income.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FUND EXPENSES (UNAUDITED)

A shareholder of the Fund incurs two types of costs: (1) transaction costs, such as redemption fees which may apply to shares held for less than one year, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for shareholders. The table shows the expenses that a shareholder would have paid on a $1,000 investment in the Fund from July 1, 2016 to December 31, 2016 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at December 31, 2016 by $1,000 and multiplying the results by the number in the Expenses Paid During the Period row as shown below.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,118.51
Expenses Paid During Period*                $   11.54
Annualized Expense Ratio                         2.17%

Hypothetical Example for Comparison Purposes

The following table provides information about a hypothetical account value and hypothetical expenses for the period July 1, 2016 to December 31, 2016 based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transaction costs were included, your costs would have been higher.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,014.20
Expenses Paid During Period*                $   10.97
Annualized Expense Ratio                        2.17%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (to reflect the one-half year period). For this purpose, margin interest is treated as an expense as opposed to a cost of capital.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT APPROVAL (Unaudited)

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board and by a majority of the independent Directors.

On December 15, 2016, the Board of Directors, including the independent Directors (referred to collectively as the "Directors") unanimously determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In approving the investment advisory agreement, the Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements.

The Directors evaluated, among other things, the items set forth below, and, after considering all factors together, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered by the Directors.

Nature, Extent and Quality of the Services Provided.
The Directors considered the roles and responsibilities of the Investment Advisor. The Directors discussed with the Investment Advisor the systems and resources utilized in managing the Fund and providing additional services including, accounting, legal, administrative, marketing and client service. The Directors determined that the nature, extent and quality of the services provided by the Investment Advisor support its decision to approve the investment advisory contract.

Performance, fees and expenses of the Fund.
The Directors compared the Fund's performance to its peers in the open-end convertible fund universe. In addition, on a regular basis, the Directors review the Fund's performance verses appropriate market indices. When considering the Fund's performance, the Directors discussed with the Investment Advisor the performance goals and the actual results achieved in managing the Fund with an emphasis placed on long-term returns. The Directors discussed with the Investment
Advisor the level of advisory fees for the Fund relative to other products advised by the adviser and the level of Fund expenses, including advisory fees, relative to comparable funds in the marketplace. The Directors reviewed not only the advisory fees but also other fees and expenses incurred by the Fund and the Fund's overall expense ratio. The Directors determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Pofitability. The Directors discussed the substantial resources that the Investment Advisor utilizes in performing its services for the Fund as well as the profitability of the Fund as compared to other products managed by the Investment Advisor. The Directors determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale.
The Directors considered the size of the Fund, the breakpoints in the management fee structure and how it relates to the Fund's expense ratio. The Directors determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

DIRECTORS AND OFFICERS (UNAUDITED)
                                                       Number of
Name, Address  Position(s)Term of office  Principal    Portfolios  Other
and Age        held with  and Length      Occupation(s)in Fund     Director-
               the fund   of Time Served                  Complex  ships
                                                          Overseen Held by
                                                          by       Director
                                                          Director


Gene T. Pretti Director   Indefinite CEO and Sr.        N/A     N/A
1001 Tahoe BlvdPresident  23 years   Portfolio Mngr.
Incline Village,                     Zazove Associates, LLC
Nv 89451
Age: 55

Steven M.      Secretary  21 years    COO and Legal      N/A     N/A
Kleiman        Treasurer              counsel
1033 Skokie                           Zazove Associates, LLC
Blvd., Suite 310
Northbrook, IL 60062
Age: 55

Andrew J.      Director   Indefinite  Investment Advisor N/A     N/A
Goodwin, III              23 years   Optimum Investment Advisors
1201 Cromwell Ct.
Alpharetta, GA 30022
Age: 73

Jack L. Hansen  Director  Indefinite  Portfolio Manager   N/A    N/A
3600 Minnesota Dr         21 years   The Clifton Group
Suite 325
Edina, MN 55435
Age: 56

Peter A.       Director   Indefinite  Physician at        N/A     N/A
Lechman                   23 years   Northwestern Memorial
914 Wagner Road
Glenview, IL 60025
Age: 53




1 "Interested person" as defined in the Investment Company Act of
   1940, as amended.
2 Includes time served as Director General Partner with Zazove
  Convertible Fund, L.P., the predecessor to the Fund.





ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             235 W. Galena Street
                               Milwaukee, WI  53212




Item 2:	Code of Ethics

(a) Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer(s).

(b) No action required.

(c) Registrant did not adopt any amendment to the Code of Ethics during the period covered.

(d) Registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

    (2) Not applicable.

    (3) Upon request, registrant will provide a copy without charge of its Code of Ethics. Requests may be made by contacting registrant by telephone at 847.239.7100.


Item 3:  Audit Committee Financial Expert
Although Registrant's disinterested directors are sophisticated and financially literate and have the necessary education and experience to be effective directors, no director possesses all of the specified attributes required to qualify as an audit committee financial expert under the rules.

Item 4:  Principal Accountant Fees and Services
(a) Audit Fees:
    Audit Fees for the year ended December 31, 2015  $33,600
    Audit Fees for the year ended December 31, 2016  $34,500

(b) Audit Related Fees:
    Audit-Related Fees for the year ended December 31, 2015 $0.00 Audit-Related Fees for the year ended December 31, 2016 $0.00

(c) Tax Fees:
    Tax Fees for the year ended December 31, 2015  $13,400
    Tax Fees for the year ended December 31, 2016  $13,800
    The foregoing fees were incurred for professional services rendered by Registrant's principal accountant for tax Compliance and tax return preparation.

(d) All Other Fees:
    All Other Fees for the year ended December 31, 2015  $0.00
    All Other Fees for the year ended December 31, 2016  $0.00

(e) Audit Committee's Procedures (Rule 2-01 of Regulation S-X).
    This Rule is not applicable since Registrant is not a reporting company under the Securities Exchange Act of 1934.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant for the years ended
    December 31, 2015 and December 31, 2016 were $13,400 and
    $13,800, respectively.

    The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant's investment advisor for the years ended December 31, 2015 and December 31, 2016 were $21,250 and $21,885, respectively.

(h) Registrant's board of directors was made aware of the fact that Registrant's principal accountant provides tax preparation and audit services for Registrant's investment advisor and for investment partnerships managed by investment advisor.

Item 5:  Audit Committee of Listed Registrants
This item only applies to a registrant that is a listed issuer as defined in Rule 10A-3 under the Exchange Act
(17 CFR 240.10A-3) and is therefore not applicable.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
A copy of Registrant's Proxy Voting Policies and
Procedures are included as an Exhibit hereto.

Item 8:  Portfolio Managers of Closed-End Management Investment
Companies

(a)
(1) Zazove Associates, LLC is engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. The Investment Advisor is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.
Gene T. Pretti serves as President of the Fund and has served as the Investment Advisor's Chief Executive Officer and Senior
Portfolio Manager since October 1989. Mr. Pretti is responsible for the day-to-day management of the Fund and is also primarily responsible for managing certain other investment portfolios managed by the Investment Advisor.

(2) The following chart provides certain information with regard to the other accounts over which Mr. Pretti is primarily responsible for the day-to-day management:

Category                          No. of Accounts    Assets
Registered investment companies          -0-         -0-
Other Pooled investment vehicles          2          $69.6 million
Other Accounts                            86         $2.8 billion

                                  No. of Accounts
                                  With Performance
                                  Based Fees         Assets
Registered investment companies       -0-            -0-
Other Pooled investment vehicles       1            $53.6 million
Other Accounts                        20            $678.7 million

The Investment Advisor engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Fund. It is often the case that larger principal transactions can be executed at more favorable prices than multiple smaller orders. In addition, larger broker transactions may often be executed at lower commission costs on a per-dollar basis than multiple small orders. In all cases in which an aggregate order to purchase or sell securities is placed by the Investment Advisor, each account that participates in the aggregated order will participate at the average price and all transactions costs will be shared pro rata. The Investment Advisor will act in good faith in the allocation of an aggregated order among accounts (including the Fund) such that no account is favored over any other account. The Investment Advisor may have financial or other incentives to favor certain other accounts over the Fund (e.g., another account pays higher fees), but the Investment Advisor intends to treat all accounts (including the Fund) in a fair, reasonable and equitable manner.

(3) Portfolio Manager Compensation
Mr. Pretti receives a fixed salary that is not dependent on the performance of the Fund or any other accounts that he is primarily responsible for managing. As the Investment Advisor's majority equity holder, Mr. Pretti receives a distributive share of the Investment Advisors net income.

(4) Portfolio Manager Beneficial Ownership in the Fund
The dollar range of Mr. Pretti's beneficial interest of equity securities in the Fund is $500,000 - $1,000,000.

(b)  Not applicable.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-

February       -0-

March         226,169    $14.51	          *             *

April          -0-

May            -0-

June          17,557     $18.45          *             *

July           -0-

August         -0-

September     44,325     $16.16          *             *

October        -0-

November       -0-

December      64,616 	 $16.69          *             *


* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2014. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's last fiscal half-year (Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.


Item 12:  Exhibits
(a)(1) Registrants Code of Ethics is attached as an exhibit.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Zazove Convertible Securities Fund, Inc.


By: /s/ Gene T. Pretti
    ---------------------------------
Name: Gene T. Pretti
Title: Principal Executive Officer
Date: February 27, 2017


By: /s/ Steven M. Kleiman
    ---------------------------------
Name: Steven M. Kleiman
Title: Principal Financial Officer
Date: February 27, 2017